Investor Presentation June 2026

Disclaimer 2 This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, statements regarding OppFi's proposed acquisition of BNCCORP, Inc. (“BNCC”), including the anticipated timing, structure, benefits, and strategic rationale of such transactions, OppFi's expectations with respect to the geographic expansion and product diversification that may come from the acquisition, and OppFi's expectations with respect to simplifying its corporate structure, OppFi’s expectations with respect to its full year 2026 guidance, the future performance of OppFi’s platform, OppFi’s objectives, plans, strategies, and expectations for OppFi’s growth, new products, and future financial performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: risks related to the proposed acquisition of BNCC and the related corporate restructuring transactions, including the risk that the transactions may not be completed in a timely manner or at all, the failure to satisfy closing conditions or obtain required regulatory approvals, the impact of the transactions on OppFi's governance structure, integration or execution challenges, adverse reactions from customers or stockholders, the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, the impact of tariffs, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; OppFi’s ability to scale and grow the Bitty business; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to any material weakness in OppFi’s internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi’s ability to comply with various covenants in its corporate and warehouse credit facilities; risks related to potential litigation; changes in applicable laws or regulations, including, but not limited to, impacts from the One Big Beautiful Bill Act; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBT, Adjusted Net Income, Adjusted ROA, Adjusted ROE, and margin thereof, Adjusted EPS, and Free Cash Flow have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Adjusted EBT is defined as Net Income, adjusted for (1) income tax expense; (2) change in fair value of warrant liabilities; (3) other adjustments, net; and (4) other income. Adjusted Net Income is defined as Adjusted EBT as defined above, adjusted for taxes assuming a tax rate for each period presented that reflects the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted ROA is defined as Adjusted Net Income as defined above divided by average total assets for the applicable period. Adjusted ROE is defined as Adjusted Net Income as defined above divided by average total equity for the applicable period. Adjusted Net Income Margin is defined as Adjusted Net Income as defined above divided by Total Revenue. Adjusted EPS is defined as Adjusted Net Income as defined above, divided by weighted average diluted shares outstanding, which represents shares of both classes of common stock outstanding and includes the impact of dilutive securities, such as restricted stock units, performance stock units, and stock options. Free Cash Flow is defined as net cash provided by operating activities minus net cash used in investing activities, other than the cash used for the acquisition of equity interests in Bitty Advance. These non-GAAP financial measures have not been prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. A reconciliation of OppFi’s non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix. A reconciliation of forward-looking non-GAAP financial measures, including Target Adjusted Net Income, projected Adjusted Net Income Margin, projected Adjusted ROE and projected Adjusted ROA, to the most directly comparable GAAP measures is not included because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of the items that would be required to reconcile such measures. Important Additional Information will be Filed with the SEC In connection with OppFi’s proposed acquisition of BNCC, OppFi Inc. will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of BNCCORP, Inc. and a prospectus of OppFi (the “proxy statement/prospectus”), and OppFi may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY OPPFI, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPPFI, BNC AND THE PROPOSED TRANSACTION. A definitive copy of the proxy statement/prospectus will be mailed to stockholders of BNCC when that document is final. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about OppFi, free of charge from OppFi or from the SEC’s website when they are filed by OppFi. The documents filed by OppFi with the SEC may be obtained free of charge at OppFi’s website, at https://investors.oppfi.com/financials/sec-filings/default.aspx, or by requesting them by mail at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com. Participants in a Solicitation This Presentation is not a solicitation of a proxy from any security holder of BNCC or OppFi. However, OppFi, BNCC and certain of their respective directors and executive officers may be deemed to be participants in a solicitation of proxies from the stockholders of BNCC in respect of the proposed transaction. Information about OppFi’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by OppFi with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of OppFi or a solicitation of any vote or approval with respect to the proposed transaction by OppFi or BNCC, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Website This Presentation contains reproductions and references to the Company’s website and mobile content. Website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

OppFi

At-A-Glance

A tech-enabled digital finance platform that partners with banks to offer financial products and services for everyday Americans.

Mission-driven Platform

Providing best-in-class products and customer service with a 75 NPS Score[1]

Large Addressable Market

48 million Americans[2] and over 12 million small businesses[3] are underbanked and lack traditional credit options

Significant Economic Scale

Facilitated more than $8.6 billion in gross loan issuance covering over 4.7 million loans, since inception[4]

Profitable Across Business Cycles

11 consecutive years of positive net income[5]

Strong Fundamentals and Balance Sheet

Operating efficiency drives strong free cash flow and a robust balance sheet which positions OppFi for growth

1. For Q1 2026 at the time of loan approval.
2. Based on 19.0 million underbanked households and average household size of 2.51. Federal Deposit Insurance Corporation (FDIC), 2023 FDIC National Survey of Unbanked and Underbanked Households (November 2024); U.S. Census Bureau, "Average Number of People per Household, by Race and Hispanic Origin, Marital Status, Age, and Education of Householder: 2023", Table AVG1, November 2023
3. Based on 36.2 million small businesses in the United States, U.S. Small Business Administration 2025 Small Business Profile. 59% of small businesses applied for financing in 2024 and 59% of those did not receive the full amount of financing sought, 2025 Report on Employer Firms: Findings from the 2024 Small Business Credit Survey, Federal Reserve Bank
4. As of December 31, 2025.
5. 2015-2025.

OppFi | 3

OppFi's Mission

To facilitate safe, simple and more affordable credit access to the 48 million[1] everyday Americans who currently lack traditional options while rebuilding their financial health.

43% Families face difficulties paying bills or expenses[2]

42% Households have less than one month of savings[2]

39% Credit applicants were turned down or did not get as much credit as they applied for[2]


Family
Housing
Education
Everyday Expenses
Auto
Average American
Emergencies
Travel
Medical

1. Based on 19.0 million underbanked households and average household size of 2.51. Federal Deposit Insurance Corporation (FDIC), 2023 FDIC National Survey of Unbanked and Underbanked Households (November 2024); U.S. Census Bureau, "Average Number of People per Household, by Race and Hispanic Origin, Marital Status, Age, and Education of Householder: 2023", Table AVG1, November 2023
2. Making Ends Meet in 2024: Insights from the Making Ends Meet Survey," CFPB Office of Research Publication No. 2024-5, November 2024.

4 | OppFi

5 Dynamic Underwriting Powered by Technology Sixth-generation machine learning Model 6.1 built to better predict consumer credit risk and more effectively target creditworthy borrowers 15 Billion+ Data Points leveraged in a Proprietary Technology-Based Scoring Algorithm 1. Represents decisions made during FY 2025. 14+ Million Applications 2+ Million Loans 30+ Million Repayments 500+ Attributes per Repayment 94% Automated Underwriting Decisions1

61. Calculated as interest on finance receivables + other revenue 2. Non-GAAP Financial Measures: Adjusted Net Income is a non-GAAP financial measure. See the disclaimer on “Non-GAAP Financial Measures” on slide 2 for a detailed description of such non-GAAP financial measures and the appendix for a reconciliation of such non-GAAP financial measures to their most directly comparable GAAP financial measures. 3. Operating expenses include salaries and employment benefits, direct marketing costs, interest expense and amortized debt issuance costs, professional fees, technology costs, depreciation and amortization, payment processing fees, occupancy, exit costs, finance receivables transfer costs, impairment of assets held for sale, and general, administrative and other expenses. Total Revenue ($M)1 Adjusted Net Income ($M)2 Adj. Net Income Margin2Operating Expense Margin3 Total Revenue and Adjusted Net Income have grown meaningfully since 2023, while prudent expense management has driven operating leverage $509 $526 $597 FY 2023 FY 2024 FY 2025 Consistent Financial Performance and Profitability Across Business Cycles $41 $83 $140 FY 2023 FY 2024 FY 2025 8.2% 15.7% 23.4% FY 2023 FY 2024 FY 2025 44.6% 43.1% 35.9% FY 2023 FY 2024 FY 2025

7 Robust Balance Sheet Provides the Foundation for Growth Well-capitalized, de-levered balance sheet underpins durable growth and ability to expand shareholder returns • Increasing returns on average assets and equity, demonstrating organic and sustainable growth • Meaningful de-levering since 2023 while assets scaled • Rising equity base and reduced leverage create financial flexibility to fund growth, absorb credit cycles and return capital to shareholders 1. Calculated as adjusted net income / average total assets 2. Calculated as adjusted net income / average total equity 3. Adjusted ROA and Adjusted ROE are non-GAAP financial measures. See the disclaimer on "Non-GAAP Financial Measures" on slide 2 for a detailed description of such non-GAAP financial measures and the appendix for a reconciliation of such non-GAAP financial measures to their most directly comparable GAAP financial measures. 7.0% 13.3% 20.0% FY 2023 FY 2024 FY 2025 23.5% 38.6% 51.5% FY 2023 FY 2024 FY 2025 Adjusted Return on Equity2,3Adjusted Return on Assets1,3 Total Equity / Total AssetsTotal Debt / Total Equity 1.72x 1.36x 1.04x FY 2023 FY 2024 FY 2025 0.32x 0.37x 0.41x FY 2023 FY 2024 FY 2025

8 Unlocking Transformative Growth Envisioning the strategic transition between the current state and future state of OppFi Volatile regulatory environment Monoline product dependency Nonprime consumer & macroeconomic risk Cost of capital Vendor-reliant tech platform Transition to a national bank charter under a unified federal regulatory framework Expanded product suite (Line of Credit, Earned Wage Access, Small Business) Diversified across credit spectrum Reduced cost of capital with addition of deposit-backed funding Faster go-to-market tech capability via proprietary LOLA platform Current State Future State

Strategic Path to $500M Adjusted Net Income

Strategic Vision to Build a Multi-Product Banking Platform Generating $500M Adjusted Net Income in 5 years



$140M
+$185M
+$75M
+$100M
$500M
2025 Adj. Net Income
Pro Forma Bank
Consumer Products
Small Business
Target Adj. Net Income

Pro Forma OppFi & BNC w/ Synergies

- Scale existing OppLoans and BNC products
- Expand geographically and achieve synergies
- **Target: +$185M Adj. Net Income[1]**

Consumer Product Roadmap

- Ramp consumer line of credit, earned wage access, and expanded credit segments
- Digitize, scale and expand BNC product suite
- **Target: +$75M Adj. Net Income[1]**

Small Business Expansion

- Roll out line of credit, installment and adjacent SMB products
- Expand into new credit segments
- **Target: +$100M Adj. Net Income[1]**

1. Non-GAAP Financial Measures: Adjusted Net is a non-GAAP financial measure. See the disclaimer on "Non-GAAP Financial Measures" on slide 2 for a detailed description of such non-GAAP financial measures and the appendix for a reconciliation of such non-GAAP financial measures to their most directly comparable GAAP financial measures.

9 | OppFi

A Transformative Combination OppFi to Acquire BNCCORP

Increase credit access and enhance product offerings A compelling, strategic combination designed to: Enable product diversification and geographic expansion to all 50 states Reduce regulatory ambiguity and provide operational simplification Lower funding costs Strengthen the balance sheet and scale profitability Realize synergies and maximize shareholder value 1 2 3 4 5 6 + A next-generation online banking experience that utilizes modern technology to provide financial inclusion to underserved Americans Vision: 11

12 Complementary Platforms to Maximize Potential A combination would create a digital banking and financial services platform for the everyday American Combined Mission-Driven Model Focused on the Everyday American    High-Retention Customer Relationships    Readily-Available, Low-Cost Funding    Broad Customer Distribution    Diverse Product Offerings    Tech-Enabled Customer Service    Proprietary Underwriting Driven by Machine Learning    Compliance-Focused Management Team   

Consumer Lines of Credit   + Consumer Installment Loans   + Small Business Lines of Credit   + Small Business Installment Loans   + Revenue-based Financing  + Commercial Real Estate  + SBA Loans  + Agriculture Loans  + Business Checking Accounts  + Consumer Checking Accounts  + Savings Products  + Cash Management  + Trust & Wealth Management Services  + Retirement Plan Administration  + 13 Bank Products that Span the Credit Spectrum The combined entity’s product suite is intended to leverage each company’s strengths to provide enhanced banking services locally and nationally for both consumers and small businesses Combined

Pro Forma Combined Anticipated Financial Profile

- The pro forma business will maintain regulatory capital in excess of well-capitalized thresholds at both the consolidated and bank levels
- Strong pro forma profitability margins with net interest income margins of 90%+ and net income margins of 25%+ beyond 2026
- Ability to materially lower cost of funds through the use of BNCCORP's core deposit base
- Opportunity to leverage OppFi's proprietary underwriting model and technology to reduce operating costs and improve efficiency ratios
- Adjusted ROE[1] and ROA[1] generation of 35%+ and 10%+ by 2028, respectively

Illustrative Bank Holding Company and Bank Subsidiary at Closing

Consolidated Balance Sheet	December 31, 2025 OppFi Standalone	 BNCC Standalone	Estimated Pro Forma at Close
Total Assets	$754mm	$1,100mm	$2,000mm
Loans	$546mm	$739mm	$1,400mm
Deposits	--	$972mm	$1,000mm

Pro Forma Operating Target Metrics

Capital Adequacy	
Regulatory Capital (%) • CET1, Tier 1 and Total Capital Ratios • Leverage and Tangible Capital Ratios	Well Above Capitalized Thresholds

Earnings & Profitability Targets	
Cost of Deposits (%)	Under 3%
Net Interest Margin (%)	Over 90%
Adjusted Net Income Margin[1] (%)	Over 25%
Adjusted ROE[1] (%)	Over 35%
Adjusted ROA[1] (%)	Over 10%

1. Adjusted Net Income Margin, Adjusted ROE and Adjusted ROA are non-GAAP financial measure. See the disclaimer on "Non-GAAP Financial Measures" on slide 2 for a detailed description of such non-GAAP financial measures.

OppFi | 14

Appendix

Experienced Management

Led by a strong, experienced management team who can propel OppFi to its next phase of growth



Todd Schwartz

Founder, Chief Executive Officer, and Largest Shareholder

14+ Years of Financial Technology Experience

Todd is also a Partner at Schwartz Capital Group, an entrepreneurial and dynamic private investment firm based in Chicago.



Pam Johnson

Chief Financial Officer

Years of Experience: 15+
Prior Role: CFO at Heights Financial.



Christopher McKay

Chief Risk and Analytics Officer

Years of Experience: 23+
Prior Role: Risk and Analytics. Formerly Capital One & HSBC.



Manny Chagas

Chief Operating Officer

Years of Experience: 12+
Prior Role: Discover Financial Services, McKinsey & Company, Accenture.



Marv Gurevich

General Counsel

Years of Experience: 17+
Prior Role: Lead Regulatory Counsel at Enova International and Avant.



Yuri Ter-Saakyants

Chief Technology Officer

Years of Experience: 13+
Prior Role: Founding CTO of Insureon.



Carrie Hagner

Chief Compliance Officer

Years of Experience: 25+
Prior Role: Compliance, Risk & Anti-Financial Crimes. CCO at West Suburban Bank.



Stephanie Metzger

Chief Marketing & Product Officer

Years of Experience: 14+
Prior Role: Product Management at Donnelley Financial Solutions (DFIN).

16 | OppFi

Results

Outstanding Customer Satisfaction

75 Net Promoter Score (NPS)

4.7 Google
12,000 reviews

4.4 Trustpilot
5,542 reviews

A+ Rating BBB ACCREDITED BUSINESS

1. Note: NPS is for Q1 2026 at the time of approval.
Ratings reflect data as of April 16, 2026.

Selected Customer Testimonials

"They are amazing!!! Great customer service! Tons of knowledge, and willing to help. Easy application process! Fast funding!! And Great Customer Service!!! I will recommend, and personally use again! Thank you for everything OppLoans!"

March 2026, Trustpilot

"I submitted 10 because your customer service and online services are so accurate. This company addresses your request with proficiency and delivery. I will continue to use OppLoans in the future."

January 2026, NPS

"The application is straightforward and you get a response almost immediately. And depending on the time of day, you receive the funds the same day. Thank you for making things easy when people have financial emergencies!"

March 2026, Trustpilot

OppFi | 17

18 Sixth generation machine learning model built to better predict consumer credit risk and more effectively target creditworthy borrowers Credit Model 6.1 Fully Deployed 1. Data compiled through internal testing comparing Credit Model 6.1 to Model 6.0, 12/15/2025 - 01/06/2026. Credit Assessment at the Application Level Allows for True Risk- Based Pricing, Designed to Drive Higher Originations Without Increasing Losses Proprietary Banking Transaction Attributes in incremental originations relative to previous model with a 6.7% decrease in charge-offs1 +14.4% Alternative Bureau Reporting Previous Customer Performance Data

Strong Unit Economics Drive Robust Profitability and Free Cash Flow Generation

Customer Lifetime Value


Dollars ($)
$3,801
Revenue Realized[1]
$1,607
Net Charge-offs[2]
$237
Acquisition Cost[3]
$120
Origination Cost[4]
$228
Interest Expense[5]
42%
Margin
$1,609
Lifetime Contribution[6]
$721
Corporate Expense[7]
23%
Margin
$888
Earnings Before Taxes

Note: "unit" refers to an individual OppFi customer. Customer average "lifetime" is 3.5 loans (The average customer at OppFi will take 3.5 loans). Approximately 95% of lifetime contribution occurs after the first loan. Figures current as of June 1, 2026.

1. Revenue realized based on amortization schedule adjusted for prepay (lost interest income) and refinancing. Average revenue realized from each customer over lifetime.
2. Represents write-offs net of recoveries and associated costs to collect, assuming approximately 40% of revenue realized is written-off.
3. Assumes $237 cost per funded loan (CPF) on new loans; refinance loans incur no acquisition cost.
4. Includes underwriting and bank processing fees.
5. Represents interest expense paid by Company on debt financed receivable portion, assuming current debt mix.
6. Represents pre-tax income per new loan origination.
7. Represents corporate overhead expenses.

19 | OppFi

20 10.4% 14.4% 16.3%43.5% 39.1% 37.0% Targeted Engagement & Settlement Strategies Strengthen Recoveries Performance driven by new credit models, strategic enhancements, and targeted marketing initiatives Net Charge-Offs as a % of Revenue1 Recoveries as a % of Gross Charge-Offs FY 2023 FY 2024 FY 2025 1. The key performance metrics presented are for the OppLoans product only and exclude the SalaryTap and OppFi Card products. FY 2023 FY 2024 FY 2025

21 Free Cash Flow Generation & Capital Allocation Optionality 2025 Key Liquidity and Capital Allocation Highlights • $30.0M in repayment of remaining corporate term loan debt outstanding (Q1-25) • $50.0M upsize to revolving credit facility with affiliates of Blue Owl Capital (Q1-25) • $21.7M for $0.25 per share/unit special dividend and special distribution to Class A common stockholders and Opportunity Financial, LLC Class A common unitholders, respectively (Q2-25) • $150.0M replacement revolving credit facility with affiliates of Castlelake L.P., reducing financing costs from previous facility by 150bps (Q3-25) • $15.5M in share repurchases at an average price of $10.04 (FY-25) 1. 1. Free cash flow is a financial measure that has not been prepared in accordance with GAAP. See the disclaimer on "Non-GAAP Financial Measures" on slide 2 for a detailed description of such Non-GAAP financial measures and the appendix for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP financial measures. Free Cash Flow Generation ($M)1 $94M of Free Cash Flow generated in 2025, even as issuance growth is accelerating Total Funding Capacity ($M) $321.4 $203.6 $93.3 12/31/2025 Restricted and Unrestricted Cash Undrawn Debt Drawn Debt $618.3 $96.3 $93.5 FY 2024 FY 2025

22 Bitty Transaction Represented OppFi’s Entry Into Small Business Financing Market Strategic Rationale Terms of Transaction Realized Value • Aligns with mission to provide credit access to the underbanked and to fill supply-demand imbalances in the marketplace • Provides earnings growth • Path to multi-line business vs. mono-line • Purchased 35% stake in Bitty for approximately $18.7M1 as of July 31, 2024 • Call options to acquire additional equity: 30% in 2027, remaining equity in 2030 • Earned $5.7M in 2025 before taxes and amortization for a 30% return • Received cash distributions of approximately $6.1M from time of investment through December 31, 2025 1. $15.3M in cash, $2.7M units, $0.7M transaction costs.

Adjusted Net Income & Adjusted EPS Reconciliation Table: Annual View

($ in thousands, except per share data)	FY23	FY24	FY25
Diluted Earnings (Loss) Per Share[1]	**($0.06)**	**$0.36**	**$0.99**
Net Income	**$39,479**	**$83,837**	**$146,247**
Income Tax Expense	2,331	4,215	9,885
Other Expense (Income), Net	(431)	(318)	4,173
Change in Fair Value of Warrant Liabilities	4,976	8,244	11,347
Other Adjustments, Net[2]	7,928	12,024	12,218
Pro-Forma Taxes[3]	(12,789)	(25,337)	(44,111)
Adjusted Net Income[4]	**$41,494**	**$82,665**	**$139,759**
Adjusted Earnings Per Share[4]	**$0.49**	**$0.95**	**$1.59**
Weighted Average Diluted Shares Outstanding (in thousands)	85,051	86,652	87,947

1. Diluted earnings (loss) per share available to common stockholders is computed by dividing the net income (loss) attributable to OppFi Inc. by the weighted average number of shares of common stock outstanding during the period. Weighted average number of shares of common stock outstanding is computed using the treasury stock method, which gives effect to potentially dilutive common stock equivalents of OppFi outstanding during the period, and the if-converted method, which gives effect to both the potentially dilutive common stock equivalents outstanding during the period as well as an assumed full exchange of OppFi Units into Class A Common Stock of OppFi as of the beginning of the period. The if-converted method would also give effect to conversion of the Earnout Units in periods they would be deemed to vest. For the if-converted method, earnings are also adjusted to reflect all income of OppFi-LLC inuring to the benefit of OppFi and taxed accordingly. Diluted earnings (loss) per share available to common stockholders would be the same as basic earnings (loss) per share available to common stockholders in certain periods, since dilutive common shares are not assumed to have been issued if their effect is anti-dilutive.
2. For the year ended December 31, 2025, other adjustments, net of $12.2 million included $10.0 million in expenses related to stock compensation, $1.2 million in expenses related to legal matters, $0.9 million in expenses related to severance, $0.8 million in expenses related to the tax receivable agreement liability, $0.5 million in expenses related to corporate development, and $0.2 million in expenses related to an adjustment to the Company's outstanding lease obligations, partially offset by a $1.4 million addback related to the partial forgiveness of remaining expenses related to OppFi Card's exit activities. For the year ended December 31, 2024, other adjustments, net of $12.0 million included $5.3 million in expenses related to stock compensation, $3.0 million in expenses related to OppFi Card's exit activities, $1.8 million in expenses related to legal matters, $1.3 million in expenses related to severance, and $0.7 million in expenses related to corporate development. For the year ended December 31, 2023, other adjustments, net of $7.9 million included $4.1 million in expenses related to provision for credit losses on the OppFi Card finance receivables, $4.1 million in expenses related to stock compensation, $1.5 million in expenses related to corporate development, $0.9 million in expenses related to retention and severance, and $0.3 million in expenses related to legal matters, partially offset by a $3.0 million addback from the reclassification of OppFi Card finance receivables from assets held for sale to assets held for investment at amortized cost. The sum of the individual components of other adjustments, net may not equal the total presented due to the use of rounded numbers for disclosure purposes.
3. Assumes the entire Company is a C-Corp with a tax rate of 23.99% for the year ended December 31, 2025, 23.46% for the year ended December 31, 2024, and 23.56% for the year ended December 31, 2023, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies.
4. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company has updated its presentation and calculation of Adjusted Net Income and Adjusted EPS, to no longer add back debt issuance cost amortization.

OppFi | 23

24 ($ in thousands) FY23 FY24 FY25 Net Income $39,479 $83,837 $146,247 Adjusted Net Income1 $41,494 $82,665 $139,759 Average Total Assets $590,691 $621,357 $697,631 Return on Assets 6.7% 13.5% 21.0% Adjusted Return on Assets1 7.0% 13.3% 20.0% Average Total Stockholders’ Equity $176,590 $214,121 $271,545 Return on Equity 22.4% 39.2% 53.9% Adjusted Return on Equity1 23.5% 38.6% 51.5% 1. Adjusted Net Income, Adjusted Return on Assets, and Adjusted Return on Equity are non-GAAP financial measures. See the disclaimer on "Non-GAAP Financial Measures" on slide 2 for a detailed description of such non-GAAP financial measures. Adjusted Return on Assets and Adjusted Return on Equity Reconciliation Table

25 ($ in thousands) FY23 FY24 FY25 Net Cash Provided by Operating Activities $296,146 $323,806 $401,305 Net Cash Used in Investing Activities (244,292) (243,442) (307,804) Add Back Cash Used for the Acquisition of Equity Interest in Bitty Advance - 15,966 - Free Cash Flow1 $51,854 $96,330 $93,501 1. Free cash flow is a non-GAAP financial measure. See the disclaimer on "Non-GAAP Financial Measures" on slide 2 for a detailed description of such non-GAAP financial measures. Free Cash Flow Reconciliation Table